                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            PRELIMINARY SCHEDULE 14C
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

    [x] Preliminary information statement

    [ ] Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))

    [ ] Definitive information statement

                               -------------------

                            HUNNO TECHNOLOGIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                               -------------------

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                            HUNNO TECHNOLOGIES, INC.
                       2700 North 29th Avenue, Suite 305,
                               Hollywood, FL 33020

                          INFORMATION STATEMENT NOTICE

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

        Notice is hereby given that on August 21, 2003, we received the written consent, in lieu of a meeting of stockholders, from the holder of a majority of our outstanding voting stock, approving an amendment to our certificate of incorporation that will change our name from Hunno Technologies, Inc.' to
'Abazias, Inc.'

        You are encouraged to read the attached Information Statement, including the exhibit, for further information regarding this action.

        This is not a notice of a meeting of stockholders and no stockholders'
meeting will be held to consider the matters described herein. This Information
Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended, and Section 228(e) of the
Delaware General Corporation Law.

                                           By Order of the Board of Directors

                                       /s/ Marc Baker
                                           Marc Baker
                                           President

Hollywood Florida
August 21, 2003

                            HUNNO TECHNOLOGIES, INC.
                       2700 North 29th Avenue, Suite 305,
                               Hollywood, FL 33020

                              INFORMATION STATEMENT

        The purpose of this Information Statement is to notify the holders of our common stock as of the close of business on August 21, 2003 (the 'Record
Date'), that on August 21, 2003 we received the written consent, in lieu of a meeting of stockholders, from the holder of 9,500,000 shares of our common stock, representing approximately 80% of our outstanding voting stock, approving an amendment to our certificate of incorporation that will change our name from
'Hunno Technologies, Inc.' to 'Abazias, Inc.'

        This Information Statement is first being mailed or furnished to stockholders on or about September 1, 2003, and the name change amendment described herein will not become effective until at least 20 days thereafter. We will pay all costs associated with the preparation and distribution of this
Information Statement, including all mailing and printing expenses. We will also, upon request, reimburse brokers, banks and similar organizations for reasonable out-of-pocket expenses incurred in forwarding this Information
Statement to their clients.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

                               SECURITY OWNERSHIP

        As of the Record Date, there were 11,867,109 shares of common stock issued and outstanding and entitled to vote. Each share of common stock entitles its holder to one vote.

        The following table sets forth certain information concerning the ownership of our common stock, as of August 21, 2003, by (i) all persons known by us to beneficially own five percent (5%) or more of the outstanding shares of common stock, (ii) each director and executive officer required to be named hereunder and (iii) all of our directors and executive officers as a group.
Unless otherwise noted, each stockholder named has sole voting and investment power with respect to such shares, subject to community property laws where applicable.

--------------------------------- --------------------------------- -------------------------------
Name                              Number of shares of common stock  Percentage of shares of common
                                  beneficially owned                stock beneficially owned (1)
--------------------------------- --------------------------------- -------------------------------
--------------------------------- --------------------------------- -------------------------------
Marc Baker                        9,500,000                         80%
--------------------------------- --------------------------------- -------------------------------
--------------------------------- --------------------------------- -------------------------------
All officers and directors as a   9,500,000                         80%
group [1 person]
--------------------------------- --------------------------------- -------------------------------

 (1)  Applicable percentage of ownership as of August 8, 2003 is based on
11,867,109 shares of common stock outstanding.

                               STOCKHOLDER ACTION

                                  INTRODUCTION

        On August 8, 2003, our Board of Directors unanimously approved an amendment and restatement of our Certificate of Incorporation that would change our name from 'Hunno Technologies, Inc.' to 'Abazias, Inc.' (the 'Name Change
Amendment') and submitted such matter for stockholder approval. On August 21,
2003, Marc Baker, a stockholder holding approximately 80% of our outstanding voting stock, acting by majority written consent, approved and ratified the Name
Change Amendment, a copy of which is attached to this Information Statement as
Exhibit A.

PURPOSE OF THE NAME CHANGE

        On August 21, 2003, we signed a letter of intent to acquire through a share exchange all of the issued and outstanding shares of stock of Abazias,
Inc. The Letter of Intent required us to change our name as soon as practicable after execution. The Letter of Intent is attached as Exhibit B. A final agreement is being negotiated. Abazias' business is international on line diamond sales.

        Our Board of Directors has determined that it is in our best interest to adopt at this time the name of the company we are acquiring, which is anticipated to be a condition of closing of the Abazias transaction.
Consequently, the Board of Directors has recommended changing our name from
'Hunno Technologies, Inc.' to 'Abazias, Inc.'

EFFECTS OF THE NAME CHANGE

        Changing our name will not have any effect on our corporate status, the rights of stockholders or the transferability of outstanding stock certificates.
Outstanding stock certificates bearing the name 'Hunno Technologies, Inc.' will continue to be valid and represent shares of Abazias, Inc. following the name change. In the future, new stock certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates.

VOTE REQUIRED

        The affirmative vote of the holders of a majority of our outstanding common stock is required to change our name from 'Hunno Technologies, Inc.' to
'Abazias, Inc.,' which vote was obtained by a majority written consent dated
August 21, 2003.

DISSENTERS' RIGHTS OF APPRAISAL

        The Delaware General Corporation Law does not provide for appraisal rights in connection with our name change.

ADDITIONAL INFORMATION

        We are subject to the informational requirements of the Securities
Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on
Form 10-K and 10-Q with the Securities and Exchange Commission. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Securities and Exchange Commission at
Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Securities and Exchange
Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C.
20549, at prescribed rates. The Securities and Exchange Commission also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the Securities and Exchange Commission through the
Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

EXHIBIT A

                                 WRITTEN CONSENT
                           OF THE MAJORITY STOCKHOLDER
                                       OF
                            HUNNO TECHNOLOGIES, INC.
            PURSUANT TO SECTION 228(a) OF THE GENERAL CORPORATION LAW
                            OF THE STATE OF DELAWARE

        The following action is taken by the majority stockholder of Hunno
Technologies, Inc., a Delaware corporation (the 'Corporation'), by written consent, as of September 20, 2003, pursuant to Section 228(a) of the General
Corporation Law of the State of Delaware (the 'DGCL') permitting such action to be taken.

AMENDMENT OF CORPORATION'S NAME

        WHEREAS, the Board has determined that it is in the best interests of the Corporation to amend its certificate of incorporation to change the
Corporation's name from 'Hunno Technologies, Inc.' to Abazias, Inc.';

        WHEREAS, the Board has adopted resolutions (i) setting forth the proposed amendment and declaring its advisability and (ii) authorizing and directing the preparation and filing of an amendment to the Certificate of
Incorporation of the Company, memorializing this corporate name change; and

        WHEREAS, Section 242 of the DGCL requires that a majority of the
Corporation's outstanding stock entitled to vote must approve such a proposed amendment and restatement.

        NOW, THEREFORE, BE IT RESOLVED, that the undersigned hereby approves the proposed amendment, as set forth in Exhibit A attached hereto.

        IN WITNESS WHEREOF, the undersigned, being the majority stockholder of this Corporation, does hereby consent to the foregoing action as of the day and year first above written.

                                     Marc Baker

EXHIBIT A

                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                                       OF
                            HUNNO TECHNOLOGIES, INC.

        Hunno Technologies, Inc. (the 'Corporation') is a corporation organized and existing under the laws of the State of Delaware. This Amendment to
Certificate of Incorporation of the Corporation (the Amendment), was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware. The Corporation does hereby certify on this 20th day of September, 2003 that Article First is amended as follows:

                                  ARTICLE FIRST
                                      NAME

        The name of the corporation is: Abazias, Inc. (the 'Corporation').

        IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation herein before named, hereby executes and acknowledges that the facts set forth herein are true under penalties of perjury on the date first written above.

                                          By:
                                             ___________________________________
                                             Name: Marc Baker
                                             Title: Chief Executive Officer